EXHIBIT 32.1

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
                           PURSUANT TO 18 U.S.C. 1350
                     (Section 906 of the Sarbanes-Oxley Act)

     I, J. Philip Hester, Sr., President and Chief Executive Officer of Chestatee Bancshares, Inc. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

     (i) the annual report on Form 10-KSB of the Registrant, to which this certificate is attached as an exhibit (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a); and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  March 29, 2007           BY:  /s/ J. Philip Hester, Sr.
                                     ------------------------------------------
                                     J. Philip Hester, Sr., C.E.O. and President



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